UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 12, 2020

Commission File Number:  0-23153

Track Group, Inc.
(Exact name of registrant as specified in its charter.)

Delaware
(State or other jurisdiction of incorporation or organization)
87-0543981
(IRS Employer Identification No.)

200 E 5th Ave, Suite 100, Naperville, Illinois 60563
(Address of principal executive offices)

(877) 260-2010
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)
Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class
None
Trading Symbol(s)
TRCK
Name of exchange on which registered
N/A

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth below under Item 2.03 is hereby incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On May 12, 2020, Track Group, Inc. (the "Company") received net proceeds of approximately $933,200 from a potentially forgivable loan from the U.S. Small Business Administration ("SBA") pursuant to the Paycheck Protection Program ("PPP") enacted by Congress under the of the Coronavirus Aid, Relief, and Economic Security Act (15 U.S.C. 636(a)(36)) (the "CARES Act") administered by the SBA (the "PPP Loan"). To facilitate the PPP Loan, the Company entered into a Note Payable Agreement with BMO Harris Bank National Association as lender (the "Lender") (the "PPP Loan Agreement").

The PPP Loan provides for working capital to the Company and will mature on May 12, 2022. However, under the CARES Act and the PPP Loan Agreement, all payments of both principal and interest will be deferred until at least December 12, 2020. The PPP Loan will accrue interest at a rate of 1.00% per annum, and interest will continue to accrue throughout the period the PPP Loan is outstanding, or until it is forgiven. The CARES Act (including the guidance issued by SBA and U.S. Department of the Treasury related thereto) provides that all or a portion of the PPP Loan may be forgiven upon request from the Company to Lender, subject to requirements in the PPP Loan Agreement and the CARES Act. Upon expiration of the eight-week period following the issuance of the PPP Loan, the Company intends to complete and file the application for forgiveness with the SBA.

The foregoing summary of the PPP Loan is qualified in its entirety by reference to the PPP Loan Agreement, which is attached as Exhibit 10.1 hereto.

Item 8.01 Other Events.

The Chilean government recently elected to impose an unexpected 2-week quarantine period with an additional 1-week extension in the Nation's capital of Santiago which ends on June 5, 2020 (the "Chilean Order"). The Chilean Order has delayed the full reopening of the country's court system which has reduced the size of the Company's program for the Chilean prison service thereby adversely impacting the Company's total revenue.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Index

Exhibit No.	Description
EX-10.1	Note Payable Agreement by and between Track Group, Inc. and BMO Harris Bank National Association, dated May 12, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Track Group, Inc.

Date:   May 27, 2020
By:	/s/ Peter K. Poli

Name: Peter K. Poli
Title: Chief Financial Officer